(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Annual Report
June 30, 2001


Mercury
Basic Value
Fund, Inc.


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Fund seeks capital appreciation and secondarily, income. The Fund invests primarily in a portfolio of securities, that are selling at a discount either from book value or historical price/earnings ratios, or seem capable of recovering from temporarily out-of-favor conditions. The Fund will seek to achieve its objective by investing all of its assets in Master Basic Value Trust, which has the same investment objective as the Fund. The Fund's investment experience will correspond to the investment experience of the Trust.


Mercury Basic Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



PORTFOLIO INFORMATION


AS OF JUNE 30, 2001

Ten Largest                         Percent of
Equity Holdings                     Net Assets

Citigroup Inc.                         3.7%

Exxon Mobil Corporation                3.4

Wells Fargo Company                    3.3

International Business Machines
  Corporation                          3.1

American General Corporation           2.8

Unocal Corporation                     2.4

First Union Corporation                2.3

Bank One Corporation                   2.2

Fox Entertainment Group, Inc.
  (Class A)                            2.1

E.I. du Pont de Nemours and Company    2.0



OFFICERS AND DIRECTORS/TRUSTEES

Terry K. Glenn, President and Director/Trustee
M. Colyer Crum, Director/Trustee
Laurie Simon Hodrick, Director/Trustee
Stephen B. Swensrud, Director/Trustee
J. Thomas Touchton, Director/Trustee
Fred G. Weiss, Director/Trustee
Kevin M. Rendino, Senior Vice President and
   Portfolio Manager
Donald C. Burke, Vice President and
   Treasurer
Thomas D. Jones, III, Secretary

Custodian
The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260



June 30, 2001 Mercury Basic Value Fund, Inc.



DEAR SHAREHOLDER

We are pleased to provide you with this first annual report for Mercury Basic Value Fund, Inc. The Fund seeks capital appreciation and, secondarily, income by investing in a portfolio of securities, primarily equities, that Fund management believes are undervalued and therefore represent basic investment value. The Fund will seek to achieve its investment objective by investing all of its assets in Master Basic Value Trust, which has the same investment objective as the Fund. In this and future reports to shareholders, we will highlight investment performance, describe recent investment activities and examine some of the market developments that helped shape our investment strategy during the period under review.
For the six months ended June 30, 2001, Mercury Basic Value Fund, Inc.'s Class I, Class A, Class B and Class C Shares had total returns of +0.58%, +0.39%, +0.19% and +0.19%, respectively. The Fund outpaced the total return of -6.70% for the unmanaged Standard & Poor's (S&P) 500 Index and the -2.41% return of the S&P/Barra Value Index for the same period. After a very difficult first quarter where corporate earnings began to weaken considerably, equity markets recovered somewhat based on Federal Reserve Board interest rate reductions and anticipation of better economic news ahead. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 9 of this report to shareholders.)

At the Fund's inception (October 16, 2000), our strategy was to keep the Trust's emphasis away from the more stable sectors, such as energy, health care and utilities, into areas we believed could most benefit from future interest rate cuts. Toward the end of 2000, investor concerns over a slowing economy pushed the valuations of many economically sensitive areas to very attractive levels. We aggressively bought shares of companies in the media, basic industry, capital goods and technology sectors since they were best positioned to benefit if the Federal Reserve Board began to lower interest rates in order to reaccelerate growth in the US economy. Fortunately, we generated positive performance during the past six months by overweighting these groups. Specifically, our holdings in media-related issues, Fox Entertainment Group, Inc. and USA Networks, Inc., Fluor Corporation and Thomas & Betts Corporation in the capital goods sector, International Business Machines Corporation, National Semiconductor Corporation and Apple Computer Inc. in the technology area, and Massey Energy Company and Georgia-Pacific Group in the basic industry sector, aided our performance.

On the negative side, energy-related issues had a very difficult period, as the price of oil and gas declined significantly from the levels achieved at the end of last year. In particular, Diamond Offshore Drilling, Inc., Unocal Corporation, Exxon Mobil Corporation and Halliburton Company hindered performance. Other "defensive" equities that helped in 2000, hurt the Fund in the first half of 2001, including Bristol-Myers Squibb Company, Sara Lee Corporation, The Procter & Gamble Company and Wells Fargo Company.



June 30, 2001 Mercury Basic Value Fund, Inc.


For the six months ended June 30, 2001, security purchases totaled $2.74 billion while security sales were $2.65 billion. We initiated positions in Nabors Industries Inc. and Transocean Sedco Forex Inc. as we view the massive sell off in the oil service sector to be grossly overdone. Micron Technology Inc., LSI Logic Corp. and Agilent Technologies Inc. were purchased to take advantage of an improving semiconductor industry. Other new issues included: General Motors Corp., Continental Airlines Inc., 3Com Corp., Liberty Media Group, Kerr McGee Corp., Nike Inc., Schering Plough Corp., Tribune Corp., General Electric Co., Delta Airlines Inc., Boston Scientific Corp., Textron, Inc., Clorox Co. and Anheuser-Busch Companies. On the sell side, we sold holdings in Federated Department Stores, Inc., Comcast Corporation, The Boeing Company, Emerson Electric Co. and Compaq Computer Corporation.

The Trust was broadly diversified across all sectors having taken a slightly more aggressive stand as we entered 2001. We believe the economy will recover toward the end of the year or the early part of 2002, although we do not think the recovery will equate to the growth levels seen in 1999. The Trust was overweighted in those sectors most sensitive to changes in the economy as earnings growth will be greater in those groups once worldwide economies recover, including capital goods, consumer staples with an emphasis on media, health care and technology. The Trust was underweighted in communication services, consumer cyclicals, financials and utilities. The Fund was market weighted in basic industries, energy and transportation. While the market will continue to be volatile as the corporate earnings picture remains weak over the short term, we believe a better investing climate will emerge toward the end of 2001 or early 2002. Our reasons for guarded optimism center on the potential for easier earnings comparison nine months from now along with the lag effect created by an accommodative Federal Reserve Board policy.

While we are not ecstatic with the Fund's total returns for the six months ended June 30, 2001, the Fund was able to achieve positive returns in a hostile investing climate. The Fund has achieved total returns that have been well-above average in its peer category for the past 18 months. We hope that as the economy recovers, the Fund's relative outperformance will continue and its total returns can improve. In this highly volatile market environment, we will continue to maintain a longer-term view. Relative to today, we believe the economy and the earnings outlook for a number of companies will look better nine months down the road. Significant price declines in our current holdings will be looked upon as an opportunity to add to our positions if we anticipate better results for those equities in the future. We believe never before has more premium been paid for thinking about investments over the long term.



June 30, 2001Mercury Basic Value Fund, Inc.


Fiscal Year in Review
Since the Fund's inception (October 16, 2000) through June 30, 2001, the Fund's Class I, Class A, Class B and Class C Shares had total returns of +3.90%, +3.70%, +3.30% and +3.30%, respectively. The
Fund's results compared favorably relative to the -2.64% return of the S&P/Barra Value Index for the period October 31, 2000 to June 30, 2001. The broad indexes were mixed for the period October 31, 2000 to June 30, 2001 with the Dow Jones Industrial Index returning -3.82%, while the S&P 500 Index had a return of -14.83%. The Fund's outperformance stemmed from our media holdings in USA Networks, Inc., Gannett Co., Inc. and AT&T Liberty Media, our financial holdings in The Allstate Corporation, American General Corp., First Union Corporation and Wells Fargo Company, and our industrial holdings in Fluor Corporation, Lockheed Martin Corporation, Caterpillar Inc. and Textron Inc. Offsetting some of these positive results were weaker contributions from our equity holdings in the consumer discretionary sector, including Philips Electronics, Eastman Kodak Company and from Bristol-Myers Squibb Company in the health care sector.

In Conclusion
We thank you for your investment in Mercury Basic Value Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director/Trustee



(Kevin M. Rendino)
Kevin M. Rendino
Senior Vice President and Portfolio Manager



August 9, 2001



June 30, 2001 Mercury Basic Value Fund, Inc.



FUND PERFORMANCE DATA


ABOUT FUND PERFORMANCE
The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately 8 years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

The performance results depicted on pages 7 - 9 are those of Mercury Basic Value Fund, Inc. and, prior to October 16, 2000, a predecessor Fund investing in the same underlying portfolio and with the same fees as Mercury Basic Value Fund, Inc. Performance results prior to October 16, 2000 reflect the annual operating expenses of the predecessor Fund. If Mercury Basic Value Fund, Inc.'s operating expenses were reflected, the results may have been less than those shown for this time period. Performance results after October 16, 2000 include the actual operating expenses of Mercury Basic Value Fund, Inc. The Fund commenced operations on October 16, 2000.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



June 30, 2001 Mercury Basic Value Fund, Inc.



FUND PERFORMANCE DATA (CONTINUED)


RECENT PERFORMANCE RESULTS*
                                                                 Ten Years/
                                 6 Month        12 Month      Since Inception
As of June 30, 2001            Total Return   Total Return      Total Return

Class I                            +0.58%        + 6.43%           +287.65%
Class A                            +0.39         + 6.12            +158.95
Class B                            +0.19         + 5.54            +250.66
Class C                            +0.19         + 5.56            +139.66
Dow Jones Industrial Average**     -1.85         + 2.19        +352.80/+205.49
Standard &Poor's 500 Index**       -6.70         -14.83        +308.11/+191.19
S&P/Barra Value Index**            -2.41         + 7.92        +182.38/+310.88

*Investment results shown do not reflect sales charges; results shown would be lower if sales charges were included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are ten years for Class I & Class B Shares and from 10/21/94 for Class A and Class C Shares.
**An unmanaged broad-based Index comprised of common stocks. Ten years/since inception total return periods are ten years and from 10/31/94, respectively.



June 30, 2001 Mercury Basic Value Fund, Inc.



FUND PERFORMANCE DATA (CONTINUED)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

A line graphic illustrating the growth of a $10,000 investment in Mercury Basic Value Fund, Inc.++ Class I and Class B Shares* compared with a similar investment in the S&P 500 Index++++.
Beginning and ending values are:

                                       6/91       6/01
Mercury Basic Value Fund, Inc++
-- Class I                            10,000     36,737

Mercury Basic Value Fund, Inc++
-- Class B                            10,000     35,067

S&P 500 Index++++                     10,000     40,811


A line graphic illustrating the growth of a $10,000 investment in Mercury Basic Value Fund, Inc.++ Class A and Class C Shares* compared with a similar investment in the S&P 500 Index++++.
Beginning and ending values are:

                                       6/91       6/01
Mercury Basic Value Fund, Inc++
-- Class A                            10,000     27,020

Mercury Basic Value Fund, Inc++
-- Class C                            10,000     24,404

S&P 500 Index++++                     10,000     29,118

*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++The Fund invests all of its assets in Master Basic Value Trust. The Trust invests in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value.
++++This unmanaged broad-based Index is comprised of common stocks. The starting date for the Index in the Class A and Class C Shares' graph is from 10/31/94.

Past performance is not predictive of future performance.



June 30, 2001 Mercury Basic Value Fund, Inc.


FUND PERFORMANCE DATA (CONCLUDED)

AVERAGE ANNUAL TOTAL RETURN

                                         % Return        % Return
                                      Without Sales     With Sales
Class I Shares*                           Charge         Charge**

One Year Ended 6/30/01                    + 6.43%         + 0.84%
Five Years Ended 6/30/01                  +12.91          +11.69
Ten Years Ended 6/30/01                   +14.51          +13.88

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                      Without Sales     With Sales
Class A Shares*                           Charge         Charge**

One Year Ended 6/30/01                    + 6.12%         + 0.55%
Five Years Ended 6/30/01                  +12.63          +11.41
Inception (10/21/94) through 6/30/01      +14.79          +13.87

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                         Without           With
Class B Shares*                            CDSC           CDSC**

One Year Ended 6/30/01                    + 5.54%         + 1.54%
Five Years Ended 6/30/01                  +11.81          +11.54
Ten Years Ended 6/30/01                   +13.37          +13.37

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                         Without           With
Class C Shares*                            CDSC           CDSC**

One Year Ended 6/30/01                    + 5.56%         + 4.58%
Five Years Ended 6/30/01                  +11.80          +11.80
Inception (10/21/94) through 6/30/01      +13.94          +13.94

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



June 30, 2001 Mercury Basic Value Fund, Inc.


STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2001
MERCURY BASIC VALUE FUND, INC.
Assets:
Investment in Master Basic Value Trust, at value
   (identified cost--$3,326,844)                                                            $   3,495,718
Prepaid registration fees and other assets                                                         57,345
                                                                                            -------------
Total assets                                                                                    3,553,063
                                                                                            -------------

Liabilities:
Payables:
   Distributor                                                             $       2,337
   Administrator                                                                       4            2,341
                                                                           -------------
Other liabilities                                                                                  57,345
                                                                                            -------------
Total liabilities                                                                                  59,686
                                                                                            -------------

Net Assets:
Net assets                                                                                  $   3,493,377
                                                                                            =============

Net Assets Consist of:
Class I Shares of Common Stock, $.10 par value,
   100,000,000 shares authorized                                                            $         409
Class A Shares of Common Stock, $.10 par value,
   100,000,000 shares authorized                                                                    3,118
Class B Shares of Common Stock, $.10 par value,
   100,000,000 shares authorized                                                                   22,167
Class C Shares of Common Stock, $.10 par value,
   100,000,000 shares authorized                                                                    8,111
Paid-in capital in excess of par                                                                3,454,302
Undistributed investment income--net                                                                5,136
Accumulated realized capital losses on investments from
   the Trust--net                                                                               (168,740)
Unrealized appreciation on investments from the Trust--net                                        168,874
                                                                                            -------------
Net assets                                                                                  $   3,493,377
                                                                                            =============

Net Asset Value:
Class I--Based on net assets of $42,490 and 4,088 shares
   outstanding                                                                              $       10.39
                                                                                            =============
Class A--Based on net assets of $323,418 and 31,176 shares
   outstanding                                                                              $       10.37
                                                                                            =============
Class B--Based on net assets of $2,289,698 and 221,669 shares
   outstanding                                                                              $       10.33
                                                                                            =============
Class C--Based on net assets of $837,771 and 81,112 shares
   outstanding                                                                              $       10.33
                                                                                            =============

See Notes to Financial Statements.


June 30, 2001 Mercury Basic Value Fund, Inc.


STATEMENT OF OPERATIONS

For the Period October 16, 2000++ to June 30, 2001
MERCURY BASIC VALUE FUND, INC.
Investment Income:
Investment income allocated from the Trust
(net of $225 foreign withholding tax)                                                       $      13,064
Expenses allocated from the Trust                                                                 (3,086)
                                                                                            -------------
Net investment income from the Trust                                                                9,978
                                                                                            -------------

Expenses:
Offering costs                                                             $      82,545
Registration fees                                                                 58,278
Account maintenance and distribution fees--Class B                                 3,964
Professional fees                                                                  2,372
Printing and shareholder reports                                                   2,000
Administration fees                                                                1,811
Account maintenance and distribution fees--Class C                                 1,511
Accounting services                                                                  566
Transfer agent fees--Class B                                                         332
Account maintenance fees--Class A                                                    186
Transfer agent fees--Class C                                                         151
Transfer agent fees--Class A                                                          55
Transfer agent fees--Class I                                                          18
Other                                                                              5,000
                                                                           -------------
Total expenses before reimbursement                                              158,789
Reimbursement of expenses                                                      (148,569)
                                                                           -------------
Total expenses after reimbursement                                                                 10,220
                                                                                            -------------
Investment loss--net                                                                                (242)
                                                                                            -------------

Realized & Unrealized Gain (Loss) from the Trust--Net:
Realized loss on investments from the Trust--net                                                (166,734)
Unrealized appreciation on investments from the Trust--net                                        168,874
                                                                                            -------------
Net Increase in Net Assets Resulting from Operations                                        $       1,898
                                                                                            =============

++Commencement of operations.
See Notes to Financial Statements.


June 30, 2001 Mercury Basic Value Fund, Inc.


STATEMENT OF CHANGES IN NET ASSETS

For the Period October 16, 2000++ to June 30, 2001
MERCURY BASIC VALUE FUND, INC.
Increase in Net Assets:
Operations:
Investment loss--net                                                                        $       (242)
Realized loss on investments from the Trust--net                                                (166,734)
Unrealized appreciation on investments from the Trust--net                                        168,874
                                                                                            -------------
Net increase in net assets resulting from operations                                                1,898
                                                                                            -------------

Capital Share Transactions:
Net increase in net assets derived from capital share transactions                              3,391,479
                                                                                            -------------

Net Assets:
Total increase in net assets                                                                    3,393,377
Beginning of period                                                                               100,000
                                                                                            -------------
End of period*                                                                              $   3,493,377
                                                                                            =============

*Undistributed investment income--net                                                       $       5,136
                                                                                            =============

++Commencement of operations.
See Notes to Financial Statements.


June 30, 2001 Mercury Basic Value Fund, Inc.


FINANCIAL HIGHLIGHTS

MERCURY BASIC VALUE FUND, INC.
The following per share data and ratios have been derived from information provided in the financial statements.

                                                                 For the Period October 16, 2000++
                                                                          to June 30, 2001
Increase in Net Asset Value:                         Class I        Class A        Class B        Class C
Per Share Operating Performance:
Net asset value, beginning of period                $  10.00       $  10.00       $  10.00       $  10.00
                                                    --------       --------       --------       --------
Investment income (loss)--net                            .04            .01        --+++++        --+++++
Realized and unrealized gain on
   investments from the Trust--net                       .35            .36            .33            .33
                                                    --------       --------       --------       --------
Total from investment operations                         .39            .37            .33            .33
                                                    --------       --------       --------       --------
Net asset value, end of period                      $  10.39       $  10.37       $  10.33       $  10.33
                                                    ========       ========       ========       ========

Total Investment Return:**
Based on net asset value per share                  3.90%+++       3.70%+++       3.30%+++       3.30%+++
                                                    ========       ========       ========       ========

Ratios to Average Net Assets:
Expenses, net of reimbursement++++                    1.19%*         1.36%*         1.97%*         1.81%*
                                                    ========       ========       ========       ========
Expenses++++                                         26.47%*        23.91%*        22.03%*        21.97%*
                                                    ========       ========       ========       ========
Investment income (loss)--net                          .79%*          .51%*        (.18%)*        (.02%)*
                                                    ========       ========       ========       ========

Supplemental Data:
Net assets, end of period (in thousands)             $    42        $   323       $  2,290        $   838
                                                    ========       ========       ========       ========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Includes the Fund's share of the Trust's allocated expenses.
+++Aggregate total investment return.
+++++Amount is less than $.01 per share.

See Notes to Financial Statements.


June 30, 2001 Mercury Basic Value Fund, Inc.


NOTES TO FINANCIAL STATEMENTS

MERCURY BASIC VALUE FUND, INC.

1. Significant Accounting Policies:
Mercury Basic Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Master Basic Value Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Trust owned by the Fund at June 30, 2001 was less than 0.1%. Prior to commencement of operations on October 16, 2000, the Fund had no operations other than those relating to organizational matters and the issuance of 10,000 capital shares of the Fund on August 30, 2000 to Fund Asset Management, L.P. ("FAM") for $100,000. The Fund offers four classes of shares. Shares of Class I and Class A are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A expenditures). The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.


June 30, 2001 Mercury Basic Value Fund, Inc.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $2,006 have been reclassified between accumulated net realized capital losses and paid-in capital in excess of par and $5,378 has been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.


2. Transactions with Affiliates:
The Fund has entered into an Administrative Services Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. For the period October 16, 2000 to June 30, 2001, FAM earned fees of $1,811, all of which were waived. In addition, FAM reimbursed the Fund $146,758 in additional expenses.

The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account          Distribution
                                 Maintenance Fee          Fee

Class A                                .25%                --
Class B                                .25%               .75%
Class C                                .25%               .75%

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders. Effective February 21, 2001, the Fund did not accrue Class B distribution fees.


June 30, 2001 Mercury Basic Value Fund, Inc.


NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

For the period October 16, 2000 to June 30, 2001, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A Shares as follows:

                                    FAMD           MLPF&S

Class A                             $ 302          $ 6,835

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Investments:
Increases and decreases in the Fund's investment in the Trust for the period October 16, 2000 to June 30, 2001 were $3,818,253 and
$334,653, respectively.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $3,391,479 for the period October 16, 2000 to June 30, 2001. Prior to October 16, 2000 (commencement of operations), the Fund issued 2,500 shares of each class to FAMfor $25,000 per class. Transactions in capital shares were as follows:

Class I Shares for the Period
October 16, 2000 to June 30, 2001       Shares     Dollar Amount

Shares sold                              1,598      $    15,886
Shares redeemed                           (10)            (104)
                                     ---------      -----------
Net increase                             1,588      $    15,782
                                     =========      ===========


Class A Shares for the Period
October 16, 2000 to June 30, 2001       Shares     Dollar Amount

Shares sold                             28,686      $   299,798
Shares redeemed                           (10)            (104)
                                     ---------      -----------
Net increase                            28,676      $   299,694
                                     =========      ===========


Class B Shares for the Period
October 16, 2000 to June 30, 2001       Shares     Dollar Amount

Shares sold                            223,634      $ 2,326,299
Shares redeemed                        (4,465)         (46,220)
                                     ---------      -----------
Net increase                           219,169      $ 2,280,079
                                     =========      ===========


Class C Shares for the Period
October 16, 2000 to June 30, 2001       Shares     Dollar Amount

Shares sold                             78,633      $   796,139
Shares redeemed                           (21)            (215)
                                     ---------      -----------
Net increase                            78,612      $   795,924
                                     =========      ===========



June 30, 2001 Mercury Basic Value Fund, Inc.


INDEPENDENT AUDITORS' REPORT

MERCURY BASIC VALUE FUND, INC.

The Board of Directors and Shareholders, Mercury Basic Value Fund,
Inc.:

We have audited the accompanying statement of assets and liabilities of Mercury Basic Value Fund, Inc. as of June 30, 2001, the related statements of operations and changes in net assets, and the financial highlights for the period October 16, 2000 (commencement of operations) to June 30, 2001. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury Basic Value Fund, Inc. as of June 30, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the period October 16, 2000 (commencement of operations) to June 30, 2001 in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
August 16, 2001



June 30, 2001 Mercury Basic Value Fund, Inc.


SCHEDULE OF INVESTMENTS
MASTER BASIC VALUE TRUST
                                                                                   In US Dollars
                 Shares                                                                           Percent of
Industry          Held                    Stocks                         Cost           Value      Net Assets

Above-Average Yield
Beverages          900,000  Anheuser-Busch Companies, Inc.        $   34,367,310   $   37,080,000       0.4%

Health           6,000,000  ++Boston Scientific Corporation          101,246,177      102,000,000       1.1
Care
Equipment &
Supplies

Pharma-          2,931,600  Bristol-Myers Squibb Company             147,250,506      153,322,680       1.6
ceuticals

Household        2,700,000  The Clorox Company                        88,813,058       91,395,000       1.0
Products

Electric         2,195,800  Duke Energy Corporation                   65,274,824       85,658,158       0.9
Utilities

Chemicals        3,868,900  E.I. du Pont de Nemours and Company      167,143,497      186,635,736       2.0

Oil & Gas        3,700,000  Exxon Mobil Corporation                   89,685,977      323,195,000       3.4

Banks            6,100,000  First Union Corporation                  216,780,507      213,134,000       2.3

Industrial       1,000,000  General Electric Company                  39,590,900       48,750,000       0.5
Conglom-
erates

Food             3,150,000  General Mills, Inc.                       75,653,250      137,907,000       1.5
Products

Personal         4,500,000  The Gillette Company                     144,346,353      130,455,000       1.4
Products

Diversified      2,561,300  J.P. Morgan Chase & Co.                  116,375,746      114,233,980       1.2
Financials

Oil & Gas        1,000,000  Kerr-McGee Corporation                    65,908,788       66,270,000       0.7

Oil & Gas        2,600,000  Royal Dutch Petroleum Company
                            (NY Registered Shares)                    71,834,267      151,502,000       1.6

Diversified      2,300,000    SBC Communications Inc.                 52,238,002       92,138,000       1.0
Telecom-
munication
Services


June 30, 2001 Mercury Basic Value Fund, Inc.


SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                                   In US Dollars
                 Shares                                                                           Percent of
Industry          Held                    Stocks                         Cost           Value      Net Assets

Above-Average Yield (concluded)
Food             4,977,700  Sara Lee Corporation                  $  108,995,974   $   94,277,638       1.0%
Products

Diversified      2,700,000  Verizon Communications                    64,382,249      144,450,000       1.5
Telecom-
munication
Services

Multi-           2,000,000  The Williams Companies, Inc.              67,241,111       65,900,000       0.7
Utilities

                                                                   1,717,128,496    2,238,304,192      23.8


Below-Average Price/Earnings Ratio

Insurance        3,598,400  The Allstate Corporation                  39,702,750      158,293,616       1.7

Computers &      2,750,000  ++Apple Computer, Inc.                    47,407,079       64,240,000       0.7
Peripherals

Banks            2,700,000  Bank of America Corporation               79,737,658      162,081,000       1.7

Banks            5,800,000  Bank One Corporation                     184,863,840      207,640,000       2.2

Machinery        2,000,000  Caterpillar Inc.                          97,522,529      100,100,000       1.1

Diversified      6,659,400  Citigroup Inc.                            41,333,810      351,882,696       3.7
Financials

Airlines         1,000,000  ++Continental Airlines, Inc.
                            (Class B)                                 46,336,324       49,250,000       0.5

Auto Com-        8,410,000  Delphi Automotive Systems
ponents                     Corporation                              116,081,264      133,971,300       1.4

Airlines         1,400,000  Delta Air Lines, Inc.                     65,247,076       61,712,000       0.7

Leisure          1,832,100  Eastman Kodak Company                     82,503,872       85,522,428       0.9
Equipment
& Products

Machinery          800,000  Eaton Corporation                         37,157,888       56,080,000       0.6

Automobiles      3,600,000  Ford Motor Company                        66,509,774       88,380,000       0.9

Media            2,000,000  Gannett Co., Inc.                        107,307,837      131,800,000       1.4


June 30, 2001 Mercury Basic Value Fund, Inc.


SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                                   In US Dollars
                 Shares                                                                           Percent of
Industry          Held                    Stocks                         Cost           Value      Net Assets

Below-Average Price/Earnings Ratio (continued)
Automobiles        500,000  General Motors Corporation            $   31,049,900   $   32,175,000       0.4%

Computers &      2,400,000  Hewlett-Packard Company                   59,897,104       68,640,000       0.7
Peripherals

Machinery        1,632,100  Ingersoll-Rand Company                    34,986,133       67,242,520       0.7

Household        6,100,000  Koninklijke (Royal) Philips
Durables                    Electronics NV (NY Registered Shares)     45,789,182      161,223,000       1.7

Diversified        800,000  Morgan Stanley Dean Witter & Co.          45,653,838       51,384,000       0.6
Financials

Energy             800,000  ++Nabors Industries, Inc.                 33,959,476       29,760,000       0.3
Equipment
& Service

Semi-            2,587,600  ++National Semiconductor Corporation      70,663,682       75,350,912       0.8
conductor
Equipment &
Products

Textiles &         750,000  Nike, Inc. (Class B)                      28,794,176       31,492,500       0.3
Apparel

Household        2,051,400  The Procter & Gamble Company             116,519,229      130,879,320       1.4
Products

Pharma-          2,250,000  Schering-Plough Corporation               79,840,075       81,540,000       0.9
ceuticals

Electrical       3,998,300  Thomas & Betts Corporation++++           120,156,234       88,242,481       0.9
Equipment

Energy             600,000  Transocean Sedco Forex Inc.               27,167,200       24,750,000       0.3
Equipment
& Service

IT Con-         10,400,000  ++Unisys Corporation                     134,428,848      152,984,000       1.6
sulting &
Services


June 30, 2001 Mercury Basic Value Fund, Inc.


SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                                   In US Dollars
                 Shares                                                                           Percent of
Industry          Held                    Stocks                         Cost           Value      Net Assets

Below-Average Price/Earnings Ratio (concluded)
Oil & Gas        6,500,000  Unocal Corporation                    $  191,719,285   $  221,975,000       2.4%

Diversified      3,900,000  ++ WorldCom, Inc.                         64,111,853       56,472,000       0.6
Telecom-
munication
Services

                                                                   2,096,447,916    2,925,063,773      31.1


Low Price-to-Book Value

Communi-         5,000,000  ++3Com Corporation                        28,383,966       24,500,000       0.3
cations
Equipment

Diversified      5,227,100  AT&T Corp.                               118,576,246      114,996,200       1.2
Telecom-
munication
Services

Media            7,200,000  ++AT&T Corp.- Liberty Media Group
                            (Class A)                                106,152,053      125,928,000       1.3

Electronic       3,100,000  ++Agilent Technologies, Inc.             103,099,283      100,750,000       1.1
Equipment &
Instruments

Insurance        5,600,000  American General Corporation              87,186,558      260,120,000       2.8

Machinery        4,150,000  Deere & Company                           93,063,494      157,077,500       1.7

Energy           5,400,000  Diamond Offshore Drilling, Inc.          210,142,221      178,470,000       1.9
Equipment
& Service

Construc-        1,000,000  Fluor Corporation                         21,268,757       45,150,000       0.5
tion &
Engineering

Media            7,000,000  ++Fox Entertainment Group, Inc.
                            (Class A)                                163,728,644      195,300,000       2.1


June 30, 2001 Mercury Basic Value Fund, Inc.


SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                                   In US Dollars
                 Shares                                                                           Percent of
Industry          Held                    Stocks                         Cost           Value      Net Assets

Low Price-to-Book Value (continued)
Paper &          3,893,200  Georgia-Pacific Group                 $  111,315,510   $  131,784,820       1.4%
Forest
Products

Energy           4,900,000  Halliburton Company                      140,322,871      174,440,000       1.8
Equipment
& Service

Insurance        2,652,300  The Hartford Financial Services
                            Group, Inc.                               37,503,377      181,417,320       1.9

Paper &          2,500,000  International Paper Company               92,270,484       89,250,000       1.0
Forest
Products

Semi-            2,750,000  ++LSI Logic Corporation                   47,086,344       51,700,000       0.6
conductor
Equipment
& Products

Aerospace        3,575,000  Lockheed Martin Corporation               72,441,177      132,453,750       1.4
& Defense

Communi-         7,800,000  Lucent Technologies Inc.                 118,720,506       48,360,000       0.5
cations
Equipment

Metals &         3,000,000  Massey Energy Company                     28,093,232       59,280,000       0.6
Mining

Semi-              750,000  ++Micron Technology, Inc.                 31,388,700       30,825,000       0.3
conductor
Equipment &
Products

Communi-         6,512,900  Motorola, Inc.                           127,613,486      107,853,624       1.1
cations
Equipment

Metals &         2,800,000  Phelps Dodge Corporation                 122,824,127      116,200,000       1.2
Mining

Electronic       1,150,000  ++Tektronix, Inc.                         17,226,237       31,222,500       0.3
Equipment &
Instruments


June 30, 2001 Mercury Basic Value Fund, Inc.


SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                                   In US Dollars
                 Shares                                                                           Percent of
Industry          Held                    Stocks                         Cost           Value      Net Assets

Low Price-to-Book Value (concluded)
Diversified      1,000,001  ++Telefonica, SA (ADR)*               $    7,130,451   $   37,240,037       0.4%
Telecom-
munication
Services

Industrial       2,100,000  Textron, Inc.                            103,443,909      115,584,000       1.2
Conglom-
erates

Media            1,345,300  Tribune Company                           52,890,948       53,825,453       0.6

Media            6,000,000  ++USA Networks, Inc.                     121,898,996      167,940,000       1.8

Banks            6,650,000  Wells Fargo Company                       95,313,887      308,759,500       3.3

                                                                   2,259,085,464    3,040,427,704      32.3


Special Situations

Pharma-            400,000  ++Biovail Corporation                     15,564,000       17,400,000       0.2
ceuticals

IT Con-          1,600,000  Electronic Data Systems Corporation       72,083,280      100,000,000       1.1
sulting &
Services

Computers &      2,600,000  International Business Machines
Peripherals                 Corporation                               34,275,052      293,800,000       3.1

Hotels,          4,390,000  McDonald's Corporation                   128,557,579      118,793,400       1.2
Restaurants
& Leisure

                                                                     250,479,911      529,993,400       5.6

                            Total Stocks                           6,323,141,787    8,733,789,069      92.8



                  Face
                 Amount                   Issue

Short-Term Securities

Commercial     $35,000,000  Gannett Company, 3.95% due 7/05/2001      34,976,958       34,976,958       0.4
Paper**         32,239,000  General Motors Acceptance Corp.,
                            4.13% due 7/02/2001                       32,227,905       32,227,905       0.4
                50,000,000  Hertz Corporation, 3.90% due 7/13/2001    49,924,167       49,924,167       0.5
                32,034,000  Metropolitan Life Insurance Company,
                            3.64% due 7/27/2001                       31,943,308       31,943,308       0.3


June 30, 2001 Mercury Basic Value Fund, Inc.


SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                                   In US Dollars
                  Face                                                                            Percent of
                 Amount                   Issue                          Cost           Value      Net Assets

Short-Term Securities (concluded)
Commercial     $20,000,000  Paccar Financial Corp., 3.72%
Paper                       due 7/30/2001                         $   19,935,933   $   19,935,933       0.2%
(con-           25,000,000  SBC Communications Inc., 3.63%
cluded)                     due 7/30/2001                             24,921,854       24,921,854       0.3
                15,000,000  Target Corporation, 3.90%
                            due 7/09/2001                             14,983,750       14,983,750       0.2
                50,000,000  Transamerica Finance Corporation,
                            3.67% due 8/27/2001                       49,699,264       49,699,264       0.5
                30,000,000  USAA Capital Corporation, 3.71%
                            due 7/13/2001                             29,956,717       29,956,717       0.3
                50,000,000  Verizon Global Funding, 3.90%
                            due 7/09/2001                             49,945,833       49,945,833       0.5
                13,000,000  Wal-Mart Stores, Inc., 3.61%
                            due 7/31/2001                             12,958,285       12,958,285       0.1

                                                                     351,473,974      351,473,974       3.7


US              60,000,000  Fannie Mae, 3.73% due 7/12/2001           59,919,183       59,919,183       0.6
Government                  Federal Home Loan Bank:
Agency          90,394,000     3.77% due 7/11/2001                    90,279,836       90,279,836       1.0
Obliga-         65,000,000     3.73% due 7/27/2001                    64,811,428       64,811,428       0.7
tions**                     Federal Home Loan Mortgage
                            Corporation:
                75,000,000     3.82% due 7/03/2001                    74,968,167       74,968,167       0.8
                24,000,000     3.71% due 7/26/2001                    23,933,220       23,933,220       0.3

                                                                     313,911,834      313,911,834       3.4

                            Total Short-Term Securities              665,385,808      665,385,808       7.1

                              Total Investments                    6,988,527,595    9,399,174,877      99.9


June 30, 2001 Mercury Basic Value Fund, Inc.


SCHEDULE OF INVESTMENTS (CONCLUDED)
                                                                                   In US Dollars
             Nominal Value                                             Premiums                   Percent of
           Covered by Options             Issue                        Received         Value      Net Assets

Options Written
Call             1,000,000  Telefonica, SA (ADR)*, expiring
Options                     July 2001 at USD 45                   $  (6,980,000)   $    (150,000)       0.0%
Written
                            Total Options Written                    (6,980,000)        (150,000)       0.0

                            Total Investments,Net of
                            Options Written                       $6,981,547,595    9,399,024,877      99.9
                                                                  ==============
                            Other Assets Less Liabilities                              10,658,581       0.1
                                                                                   --------------     ------
                            Net Assets                                             $9,409,683,458     100.0%
                                                                                   ==============     ======

*American Depositary Receipts (ADR).
**Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Trust. ++Non-income producing security.
++++Investments in companies 5% or more of whose outstanding securities are held by the Trust (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                    Net Share        Net           Dividend
Industry                  Affiliate                  Activity        Cost           Income
Electrical Equipment  Thomas & Betts Corporation    (126,700)    $(33,473,949)    $4,541,264

See Notes to Financial Statements.


June 30, 2001 Mercury Basic Value Fund, Inc.


STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2001
MASTER BASIC VALUE TRUST
Assets:
Investments, at value (identified cost--$6,988,527,595)                                    $9,399,174,877
Receivables:
   Securities sold                                                        $   43,638,943
   Contributions                                                              18,824,138
   Dividends                                                                   9,862,218       72,325,299
                                                                          --------------
   Prepaid expenses and other assets                                                              301,196
                                                                                           --------------
   Total assets                                                                             9,471,801,372
                                                                                           --------------

Liabilities:
Options written, at value (premiums received--$6,980,000)                                         150,000
Payables:
   Securities purchased                                                       41,958,975
   Withdrawals                                                                15,308,870
   Investment adviser                                                          2,936,543
   Custodian bank                                                              1,293,641       61,498,029
                                                                          --------------
Accrued expenses and other liabilities                                                            469,885
                                                                                           --------------
   Total liabilities                                                                           62,117,914
                                                                                           --------------

Net Assets:
Net assets                                                                                 $9,409,683,458
                                                                                           ==============

Net Assets Consist of:
Partners' capital                                                                           6,992,206,176
Unrealized appreciation on investments--net                                                 2,417,477,282
                                                                                           --------------
Net assets                                                                                 $9,409,683,458
                                                                                           ==============


June 30, 2001 Mercury Basic Value Fund, Inc.


Statement of Operations

For the Period October 13, 2000++ to June 30, 2001
MASTER BASIC VALUE TRUST
Investment Income:
Dividends (net of $912,716 foreign withholding tax)                                        $  108,848,704
Interest and discount earned                                                                   24,916,458
                                                                                           --------------
Total income                                                                                  133,765,162
                                                                                           ==============

Expenses:
Investment advisory fees                                                  $   27,057,276
Accounting services                                                              785,763
Custodian fees                                                                   248,025
Professional fees                                                                 54,769
Trustees' fees and expenses                                                       30,699
Reorganization costs                                                              28,000
Printing and shareholder reports                                                  13,128
Offering costs                                                                    10,029
Pricing fees                                                                       6,735
Other                                                                            147,439
                                                                          --------------
Total expenses                                                                                 28,381,863
                                                                                           --------------
Investment income--net                                                                        105,383,299
                                                                                           --------------

Realized & Unrealized Gain (Loss)on
Investments--Net:
Realized gain from investments--net                                                           914,694,827
Change in unrealized appreciation on investments--net                                       (241,290,200)
                                                                                           --------------
Net Increase in Net Assets Resulting from Operations                                       $  778,787,926
                                                                                           ==============

++Commencement of operations.

See Notes to Financial Statements.


June 30, 2001 Mercury Basic Value Fund, Inc.


STATEMENT OF CHANGES IN NET ASSETS
MASTER BASIC VALUE TRUST
                                                                                          For the Period
                                                                                        October 13, 2000++
                                                                                           to June 30,
Increase (Decrease)in Net Assets:                                                              2001
Operations:
Investment income--net                                                                     $  105,383,299
Realized gain on investments--net                                                             914,694,827
Change in unrealized appreciation on investments--net                                       (241,290,200)
                                                                                           --------------
   Net increase in net assets resulting from operations                                       778,787,926
                                                                                           --------------

Net Capital Contributions:
Increase in net assets derived from net capital contributions                               8,630,795,432
                                                                                           --------------

Net Assets:
Total increase in net assets                                                                9,409,583,358
Beginning of period                                                                               100,100
                                                                                           --------------
End of period                                                                              $9,409,683,458
                                                                                           ==============

++Commencement of operations.

See Notes to Financial Statements.


June 30, 2001 Mercury Basic Value Fund, Inc.


FINANCIAL HIGHLIGHTS
MASTER BASIC VALUE TRUST

The following ratios have been derived from information provided in the financial statements.

                                                                                          For the Period
                                                                                        October 13, 2000++
                                                                                           to June 30,
                                                                                               2001
Ratios to Average Net Assets:
Expenses                                                                                            .42%*
                                                                                           ==============
Investment income--net                                                                             1.57%*
                                                                                           ==============

Supplemental Data:
Net assets, end of period (in thousands)                                                   $    9,409,683
                                                                                           ==============
Portfolio turnover                                                                                 37.53%
                                                                                           ==============

++Commencement of operations.
*Annualized.

See Notes to Financial Statements.


June 30, 2001 Mercury Basic Value Fund, Inc.


NOTES TO FINANCIAL STATEMENTS


MASTER BASIC VALUE TRUST

1. Significant Accounting Policies:
Master Basic Value Trust (the "Trust") is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. On October 13, 2000, the Trust received all of the assets of a registered investment company that converted to a master/feeder structure. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust which may use a matrix system for valuations.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Trust is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Trust is authorized to write covered call options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.


June 30, 2001 Mercury Basic Value Fund, Inc.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


When a security is purchased or sold through an exercise of an option, the related premium received is deducted from the basis of the security acquired or added to the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

Written and purchased options are non-income producing investments.

(c) Income taxes--The Trust is classified as a partnership for Federal income tax purposes. As a partnership for Federal income tax purposes, the Trust will not incur Federal income tax liability. Items of partnership income, gain, loss and deduction will pass through to investors as partners in the Trust. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Trust will adopt the provisions to amortize all premiums and discounts on debt securities effective July 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Trust. As of June 30, 2001, no debt securities were held by the Trust.

(e) Custodian bank--The Trust recorded an amount payable to the Custodian Bank reflecting an overnight overdraft which resulted from management estimates of available cash.

(f) Security loans--The Trust receives compensation in the form of fees, or it retains a portion of the interest on the investment of any cash received as collateral. The Trust also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Trust.


June 30, 2001 Mercury Basic Value Fund, Inc.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee upon the average daily value of the Fund's net assets at the following annual rates: .60% of the Trust's average net assets not exceeding $100 million, .50% of average daily net assets in excess of $100 million but not exceeding $200 million; and .40% of average daily net assets in excess of $200 million.

In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated received $1,120,787 in commissions on the execution of portfolio security transactions for the Trust for the period October 13, 2000 to June 30, 2001.

Prior to January 1, 2001, FAM provided accounting services to the Trust at its cost and the Trust reimbursed FAM for these services. FAM continues to provide certain accounting services to the Trust. The Trust reimburses FAM at its cost for such services. For the period October 13, 2000 to June 30, 2001, the Trust reimbursed FAM an aggregate of $232,422 for the above-described services. The Trust entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Trust. The Trust pays a fee for these services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period October 13, 2000 to June 30, 2001 were $3,351,535,627 and $4,188,248,965, respectively.

Net realized gains (losses) for the period October 13, 2000 to June 30, 2001 and net unrealized gains as of June 30, 2001 were as follows:

                                     Realized          Unrealized
                                  Gains (Losses)         Gains

Long-term investments             $921,572,174     $2,410,647,282
Short-term investments                  13,492                 --
Options written                    (6,890,839)          6,830,000
                                  ------------     --------------
Total                             $914,694,827     $2,417,477,282
                                  ============     ==============



June 30, 2001 Mercury Basic Value Fund, Inc.


NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


As of June 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $2,390,503,299, of which $2,725,348,909 related to appreciated securities and $334,845,610 related to depreciated securities. At June 30, 2001, the aggregate cost of investments, net of options written, for Federal income tax purposes was $7,008,521,578.

Transactions in call options written for the period October 13, 2000 to June 30, 2001 were as follows:

                                  Nominal Value         Premiums
                                     Covered            Received

Outstanding call options
written, beginning of period                --                 --
Options written                      6,205,500     $   38,633,396
Options closed                     (5,205,500)       (31,653,396)
                                  ------------     --------------
Outstanding call options
written, end of period               1,000,000     $    6,980,000
                                  ============     ==============


4. Short-Term Borrowings:
On December 1, 2000, the Trust, along with certain other funds managed by FAM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund partner withdrawals and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .09% per annum based on the Trust's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Trust did not borrow under the facility during the period October 13, 2000 to June 30, 2001.


5. Security Loans:
At June 30, 2001, the Trust held collateral having an aggregate value of approximately $62,080,000 for portfolio securities loaned having a market value of approximately $60,769,000.


June 30, 2001 Mercury Basic Value Fund, Inc.


INDEPENDENT AUDITORS' REPORT


MASTER BASIC VALUE TRUST

The Board of Trustees and Investors, Master Basic Value Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Basic Value Trust as of June 30, 2001, the related statements of operations and changes in net assets, and the financial highlights for the period October 13, 2000 (commencement of operations) to June 30, 2001. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Master Basic Value Trust as of June 30, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the period October 13, 2000 (commencement of operations) to June 30, 2001 in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
New York, New York
August 16, 2001



June 30, 2001 Mercury Basic Value Fund, Inc.